                                                                    Exhibit 99.1

                           AGILENT TECHNOLOGIES, INC.
                  CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                     (In millions, except per share amounts)
                                   (Unaudited)



                                                               Nine Months Ended
                                                                    July 31,
                                                            ------------------------------
                                                                                              Percent
                                                                 2002            2001         Inc/(Dec)
                                                              -------         -------         ---------
Orders                                                        $ 4,518         $ 5,193             (13%)

Net revenue                                                   $ 4,274         $ 6,790             (37%)

Costs and expenses:
  Cost of products and services                                 2,578           3,650             (29%)
  Research and development                                        870             956              (9%)
  Selling, general and administrative                           2,046           2,270             (10%)
                                                              -------         -------
          Total costs & expenses                                5,494           6,876             (20%)
                                                              -------         -------
Loss from operations                                           (1,220)            (86)            N/M

Other income (expense), net                                        47             312             (85%)
                                                              -------         -------
(Loss) earnings from continuing operations before
  taxes                                                        (1,173)            226            (619%)

(Benefit) provision for taxes                                    (386)            183            (311%)
                                                              -------         -------
(Loss) earnings from continuing operations                       (787)             43             N/M

Earnings from discontinued operations (net of taxes)               --               6             N/M

Loss from sale of discontinued operations  (net of taxes)          (9)             --             N/M
                                                              -------         -------
(Loss) earnings before cumulative effect of
   accounting changes                                            (796)             49             N/M

Cumulative effect of adopting SFAS No. 133
  (net of tax benefit of $16 million)                              --             (25)            N/M

Cumulative effect of adopting SAB 101
  (net of tax benefit of $27 million)                              --             (47)            N/M
                                                              -------         -------
Net loss                                                      $  (796)        $   (23)            N/M
                                                              =======         =======
NET LOSS PER SHARE - BASIC:

(Loss) earnings from continuing operations                    $ (1.69)        $  0.09
Earnings from discontinued operations, net                         --            0.01
Loss from sale of discontinued operations, net                  (0.02)             --
Cumulative effect of adopting SFAS No. 133, net                    --           (0.05)
Cumulative effect of adopting SAB 101, net                         --           (0.10)
                                                              -------         -------
Net loss                                                      $ (1.71)        $ (0.05)
                                                              =======         =======

NET LOSS PER SHARE - DILUTED:

(Loss) earnings from continuing operations                    $ (1.69)        $  0.09
Earnings from discontinued operations, net                         --            0.01
Loss from sale of discontinued operations, net                  (0.02)             --
Cumulative effect of adopting SFAS No. 133, net                    --           (0.05)
Cumulative effect of adopting SAB 101, net                         --           (0.10)
                                                              -------         -------
Net loss                                                      $ (1.71)        $ (0.05)
                                                              =======         =======


Avg shares used in computing net (loss) earnings per share:

                                       Basic                      465             457
                                       Diluted                    465             457

                           AGILENT TECHNOLOGIES, INC.
                  CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                     (In millions, except per share amounts)
                                   (Unaudited)


                                                            Three Months Ended
                                                            ------------------
                                                                       July 31,    Percent
                                                               2002     2001      Inc/(Dec)
                                                            -------   -------     -------
Orders                                                      $ 1,456   $ 1,324         10%


Net revenue                                                 $ 1,391   $ 1,819        (24%)

Costs and expenses:
  Cost of products and services                                 846     1,075        (21%)
  Research and development                                      283       303        (7%)
  Selling, general and administrative                           691       772        (10%)
                                                            -------   -------
          Total costs & expenses                              1,820     2,150        (15%)
                                                            -------   -------

Loss from operations before taxes                              (429)     (331)       (30%)

Other income, net                                                 6        35        (83%)
                                                            -------   -------

Loss from continuing operations before taxes                   (423)     (296)       (43%)

Benefit for taxes                                              (200)      (76)       163%
                                                            -------   -------

Loss from continuing operations                                (223)     (220)       (1%)

Loss from discontinued operations (net of taxes)                  -        (5)        N/M

Loss from sale of discontinued operations (net of taxes)         (5)        -         N/M
                                                            -------   -------

Net loss                                                     $ (228)   $ (225)       (1%)
                                                            =======   =======


NET LOSS PER SHARE - BASIC:

Loss from continuing operations                             $ (0.48)  $ (0.48)
Loss from discontinued operations, net                            -     (0.01)
Loss from sale of discontinued operations, net                (0.01)        -
                                                            -------   -------
Net loss                                                    $ (0.49)  $ (0.49)
                                                            =======   =======

NET LOSS PER SHARE - DILUTED:

Loss from continuing operations                             $ (0.48)  $ (0.48)
Loss from discontinued operations, net                            -     (0.01)
Loss from sale of discontinued operations, net                (0.01)        -
                                                            -------   -------
Net loss                                                    $ (0.49)  $ (0.49)
                                                            =======   =======


Avg shares used in computing net loss per share:

                                       Basic                    466      459
                                       Diluted                  466      459

                           AGILENT TECHNOLOGIES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                (IN MILLIONS, EXCEPT PAR VALUE AND SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                                  July 31,  October 31,
                                                                                   2002         2001
                                                                                  -------   -----------
ASSETS
Current assets:

  Cash and cash equivalents                                                       $ 2,105  $ 1,170
  Accounts receivable, net                                                            873      977
  Inventory                                                                         1,301    1,491
  Net investment in lease receivable                                                    1      237
  Other current assets                                                                699      924
                                                                                  -------  -------
    Total current assets                                                            4,979    4,799

Property, plant and equipment, net                                                  1,713    1,848
Goodwill and other intangible assets, net                                             780    1,070
Other assets                                                                          965      269
                                                                                  -------  -------
    Total assets                                                                  $ 8,437  $ 7,986
                                                                                  =======  =======
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                                $   373  $   392
  Employee compensation and benefits                                                  498      576
  Deferred revenue                                                                    278      279
  Accrued taxes and other accrued laibilities                                         809      755
                                                                                  -------  -------
    Total current liabilities                                                       1,958    2,002
                                                                                  -------  -------

Senior convertible debentures                                                       1,150       --
Other liabilities                                                                     328      325
                                                                                  -------  -------
     Total liabilities                                                              3,436    2,327
                                                                                  -------  -------

Commitments and contingencies

Stockholders' equity:
  Preferred stock; $0.01 par value; 125 million
    shares authorized; none issued and outstanding
  Common stock; $0.01 par value; 2 billion shares authorized; 467 million shares at July 31, 2002

    and 461 million shares at October 31, 2001 issued and outstanding                   5        5
  Additional paid-in capital                                                        4,862    4,723
  Retained earnings                                                                   135      931
  Accumulated comprehensive loss                                                       (1)      --
                                                                                  -------  -------
    Total stockholders' equity                                                      5,001    5,659
                                                                                  -------  -------
      Total liabilities and stockholders' equity                                  $ 8,437  $ 7,986
                                                                                  =======  =======

                           AGILENT TECHNOLOGIES, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                  (IN MILLIONS)
                                   (UNAUDITED)

                                                                                    Nine months    Three months
                                                                                     ended          ended
                                                                                     July 31,       July 31,
                                                                                     2002           2002
                                                                                   ------------    -------
Cash flows from operating activities:

          Loss from continuing operations                                          $  (787)        $  (223)
Adjustments to reconcile net loss to net cash used in operating activities:
          Depreciation and amortization                                                548             180
          Inventory-related charges                                                     32              10
          Deferred taxes                                                                 3             (22)
          Asset impairment charges                                                      30              18
          Retirement plans curtailment gain                                            (19)            (19)
          Net gain on divestitures and sale of assets                                  (12)             --
          Changes in assets and liabilities:
                  Accounts receivable                                                  104              38
                  Inventory                                                            182              20
                  Accounts payable                                                     (26)             31
                  US pension trust fund contribution                                   (76)             --
                  Employee compensation and benefits                                    (1)            (24)
                  Income taxes                                                        (461)           (192)
                  Other current assets and liabilities                                 127              76
                  Other long-term assets and liabilities                               (87)            (74)
                                                                                   -------         -------
Net cash used in operating activities *:                                              (443)           (181)
                                                                                   -------         -------

Cash flows from investing activities:

          Investments in property, plant and equipment                                (213)            (58)
          Proceeds from net investment in lease receivable                             237              --
          Purchase of equity investments                                               (15)            (12)
          Proceeds from dispositions                                                    26              --
                                                                                   -------         -------
Net cash provided by (used in) investing activities:                                    35             (70)
                                                                                   -------         -------
Cash flows from financing activities:

          Issuance of senior convertible debentures, net of issuance costs           1,123              --
          Issuance of common stock under employee stock plans                          131              59
          Net proceeds from notes payable and short-term borrowings                      1              (3)
                                                                                   -------         -------
Net cash provided by financing activities:                                           1,255              56
                                                                                   -------         -------
Net cash provided by discontinued operations                                            88              65
                                                                                   -------         -------
Change in cash and cash equivalents                                                    935            (130)
                                                                                   -------         -------
Cash and cash equivalents at beginning of period                                     1,170           2,235
                                                                                   -------         -------
Cash and cash equivalents at end of period                                         $ 2,105         $ 2,105
                                                                                   =======         =======


      *     Cash payments for restructuring included in operating activities:          184              40

                           AGILENT TECHNOLOGIES, INC.
                        TEST AND MEASUREMENT INFORMATION
                      (IN MILLIONS, EXCEPT PERCENT CHANGES)
                                   (UNAUDITED)


                                               Three months   Three months                   Three months
                                                  ended          ended                          ended
                                                 July 31,       July 31,        Yr vs.Yr       April 30,       Sequential
                                                   2002           2001          %change           2002           %change
                                               --------------------------------------------------------------------------
Orders                                             $ 802         $  793              1%          $ 836             (4%)

Net Revenue                                        $ 715         $1,130            (37%)         $ 814            (12%)

Pro Forma loss from continuing operations          $(279)        $ (135)          (107%)         $(218)           (28%)
                                               --------------------------------------------------------------------------

                                                        Nine months     Nine months
                                                           ended           ended
                                                          July 31,       July 31,         Yr vs.Yr
                                                            2002            2001           %change
                                                        ------------------------------------------
Orders                                                     $2,470          $3,345           (26%)

Net Revenue                                                $2,351          $4,496           (48%)

Pro Forma (loss) earnings from continuing operations       $ (726)         $  235          (409%)
                                                        ------------------------------------------


We provide pro forma financial information to help the reader better understand our operating results. This information is not in accordance with, or an alternative for, generally accepted accounting principles and may be different from the pro forma information provided by other companies.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.

                           AGILENT TECHNOLOGIES, INC.
                       SEMICONDUCTOR PRODUCTS INFORMATION
                      (IN MILLIONS, EXCEPT PERCENT CHANGES)
                                   (UNAUDITED)

                                             Three months   Three months              Three months
                                                 ended         ended                     ended
                                               July 31,      July 31,      Yr vs.Yr     April 30,     Sequential
                                                 2002          2001         %change       2002         %change
                                             -------------------------------------------------------------------
Orders                                            383           277           38%          476          (20%)

Net Revenue                                       390           420           (7%)         371            5%

Pro Forma loss from continuing operations         (24)          (39)          38%          (26)           8%
                                             -------------------------------------------------------------------

                                              Nine months    Nine months
                                                 ended           ended
                                               July 31,        July 31,          Yr vs.Yr
                                                 2002            2001            %change
                                              -------------------------------------------
Orders                                            1,205          1,030             17%

Net Revenue                                       1,088          1,467            (26%)

Pro Forma loss from continuing operations          (100)           (62)           (61%)
                                              -------------------------------------------


We provide pro forma financial information to help the reader better understand our operating results. This information is not in accordance with, or an alternative for, generally accepted accounting principles and may be different from the pro forma information provided by other companies.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.

                           AGILENT TECHNOLOGIES, INC.
                 LIFE SCIENCES AND CHEMICAL ANALYSIS INFORMATION
                      (In millions, except percent changes)
                                   (Unaudited)

                                                    Three months   Three months                 Three months
                                                       ended          ended                        ended
                                                      July 31,      July 31,       Yr vs.Yr       April 30,     Sequential
                                                        2002          2001          %change         2002         %change
                                                    ----------------------------------------------------------------------
Orders                                                   271          254              7%            285           (5%)

Net Revenue                                              286          269              6%            272            5%

Pro Forma Earnings from continuing operations             42           26             62%             25           68%
                                                    ----------------------------------------------------------------------

                                                       Nine months    Nine months
                                                          ended          ended
                                                         July 31,       July 31,    Yr vs.Yr
                                                          2002           2001       %change
                                                      --------------------------------------
Orders                                                     843            818          3%

Net Revenue                                                835            827          1%

Pro Forma Earnings  from continuing operations             105             53         98%
                                                      --------------------------------------

We provide pro forma financial information to help the reader better understand our operating results. This information is not in accordance with, or an alternative for, generally accepted accounting principles and may be different from the pro forma information provided by other companies.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.